Exhibit 10.4

FIFTH FORBEARANCE AGREEMENT

THIS FIFTH FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of January ___, 2015, by and between NATURALSHRIMP HOLDINGS, INC., a Delaware corporation, (“Borrower”), MULTIPLAYER ONLINE DRAGON, INC., a Nevada corporation (“MOD”), and BAPTIST COMMUNITY SERVICES, a Texas non-profit corporation (“BCS”).

WHEREAS, Amarillo National Bank (“ANB”), Borrower, NaturalShrimp Corporation, a Delaware corporation (“NSC”), NaturalShrimp Global, Inc., a Delaware corporation formerly known as NaturalShrimp International, Inc. (“NSI”), Natural Shrimp San Antonio, L.P., a Texas limited partnership, Shirley Williams, Gerald Easterling and Mary Ann Untermeyer, and High Plains Christian Ministries Foundation, are or were parties to that certain Business Loan Agreement dated September 13, 2005, as amended and modified by the certain Consent Agreement, dated as of October 13, 2006, by and among the same parties (collectively, the “Business Loan Agreement”), pursuant to which Borrower issued to ANB a secured promissory note, dated September 13, 2005, in the original principal amount of $1,500,000, (such secured promissory note, as modified as provided below, the “Note”);

WHEREAS, subsequent to the closing of the Business Loan Agreement, the Note was modified (i) by that certain Change In Terms Agreement dated September 16, 2006, whereby the principal amount of the Note was increased to $2,000,000 and the maturity date was extended to September 13, 2008, and (ii) on September 13, 2008 to extend the maturity date of the Note to September 15, 2009;

WHEREAS, Borrower’s obligations under the Note are secured by: (i) security interests granted pursuant to that certain Security Agreement dated September 13, 2005; (ii) Subordination Agreements dated September 13, 2005 entered into by the limited partners of Natural Shrimp San Antonio, L.P. for the benefit of ANB; and (iii) Pledge Agreements dated September 13, 2005 entered into by Borrower and certain shareholders of Borrower for the benefit of ANB, (collectively, with the Business Loan Agreement, the “Loan Documents”);

WHEREAS, ANB and BCS are parties to that certain Assignment Agreement dated March 26, 2009, pursuant to which ANB assigned and transferred to BCS all of ANB’s right, title and interest in and to (i) the Note, including all moneys now due or hereafter to become due to ANB under the Note; (ii) the Business Loan Agreement and (iii) the Loan Documents;

WHEREAS, Borrower issued to BCS a subordinated promissory note, dated December 31, 2008, in the original principal amount of $70,000 and with a maturity date of September 15, 2009 to provide working capital to Borrower for its use to pay interest due under the Note, taxes, and premiums for insurance policies covering its assets (such subordinated promissory note, as modified on April 7, 2009, collectively with the Note, the “Notes”);

WHEREAS, as described in the letter sent by BCS’s counsel to Borrower on August 12, 2009, all obligations owed by Borrower under the Notes were payable and due in full on September 15, 2009, and, as described in the letter from BCS’s counsel to Borrower dated January 25, 2010, Borrower did not satisfy its obligations under the Notes on or before September 15, 2009 and all of Borrower’s obligations under the Notes, including, but not limited to, principal, accrued interest, fees and expenses remain past-due and payable in full (the “Existing Event of Default”);

WHEREAS, Borrower and BCS entered into a Forbearance Agreement, dated as of January 15, 2010, pursuant to which BCS agreed to forbear the exercise of its rights and remedies arising under the Loan Documents as a result of the Existing Event of Default until January 25, 2011;

WHEREAS, Borrower and BCS entered into a Second Forbearance Agreement dated as of March 30, 2011, pursuant to which BCS agreed to forbear the exercise of its rights and remedies arising under the Loan Documents as a result of the Existing Event of Default until March 30, 2012;

WHEREAS, Borrower and BCS entered into a Third Forbearance Agreement dated as of March 30, 2012, pursuant to which BCS agreed to forbear the exercise of its rights and remedies arising under the Loan Documents as a result of the Existing Event of Default until March 30, 2013;

WHEREAS, Borrower and BCS entered into a Fourth Forbearance Agreement dated as of March 30, 2013, pursuant to which BCS agreed to forbear the exercise of its rights and remedies arising under the Loan Documents as a result of the Existing Event of Default until March 30, 2015; and

WHEREAS, Borrower has requested that BCS provide its consent under the Loan Documents for a proposed transaction (the “Transaction”) between Borrower and MOD, whereby Borrower will acquire approximately seventy two percent (72%) of the issued and outstanding stock of MOD as consideration for the acquisition by MOD from Borrower of all of the issued and outstanding stock of Borrower’s wholly owned subsidiaries, NSC and NSI, over which BCS has a security interest pursuant to the Loan Documents, which BCS has agreed to do so subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms; References.  Unless otherwise stated in this Agreement, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Business Loan Agreement and references to “Article,” “Section,” “Schedule” and “Exhibit” are to articles, sections, schedules and exhibits of the Business Loan Agreement.  References to any Loan Document shall include every valid renewal, extension, amendment, modification, supplement, restatement, replacement or substitution of or for such Loan Document.  This Agreement is a “Loan Document” referred to in the Business Loan Agreement, and the provisions relating to “Loan Documents” in the Business Loan Agreement are incorporated by reference, the same as if set forth verbatim in this Agreement.

2. Consent and Forbearance.

(a) Subject to the other terms and provisions of this Agreement, BCS hereby provides its consent to the transfer by Borrower to MOD of all of the issued and outstanding stock of NSC and NSI, over which BCS has a security interest pursuant to the Loan Documents.

(b) Subject to the other terms and provisions of this Agreement, BCS agrees to forbear from exercising any remedies available to them under the Business Loan Agreement and any other Loan Document until the first to occur of the following:

(i) December 31, 2016; or

(ii) Borrower fails to promptly perform any of its covenants or obligations under this Agreement

(c) This Agreement constitutes a consent and forbearance only and does not and shall not constitute (i) a release by BCS of the security interest granted to BCS by Borrower in all of Borrower’s assets and property pursuant to the Loan Documents, including NSC and NSI, or (ii) a waiver by BCS of any default or event of default or an amendment or modification of the Business Loan Agreement, any other Loan Document, any supplement or schedule thereto, or any other document related to any of the foregoing.  Except to the extent of the consent contained in Section 2(a) of this Agreement, BCS does not consent to the transfer or disposition of any of Borrower’s assets or property and the parties hereto hereby agree that such consent shall not be construed as a consent to the elimination of any security interest or the removal of any lien with respect to any of Borrower’s assets or property.  Except to the extent of the forbearance contained in Section 2(b) of this Agreement, BCS reserves all of its rights, remedies, powers and privileges under the Notes, the Business Loan Agreement, the other Loan Documents, the schedules thereto and otherwise with respect to any and all existing and future defaults and events of default, including, without limitation, the Existing Event of Default.  Except as expressly set forth in this Agreement, no waiver, consent, agreement, amendment, renewal, extension, modification, standstill, release or understanding of any kind or nature whatsoever shall be binding on BCS unless and until one or more counterparts of a document in writing specifically affirming the same has been executed by BCS.  No failure or delay by BCS with respect to exercising any right, remedy, power or privilege under the Business Loan Agreement, the other Loan Documents or otherwise shall operate as a waiver thereof or any acquiescence therein.

3. Amendments to Business Loan Agreement.  Effective as of the date hereof, the Business Loan Agreement is hereby amended as follows:

(a) The definition of “NS Entities” in the Business Loan Agreement is amended to mean Borrower, MOD, NSC and NSI.

(b) Subsections (a) through (d) of Section 7 of the Business Loan Agreement are amended to read as follows:

(a)
Annual Financial Statements.  Within 90 days after the end of each fiscal year of Multiplayer Online Dragon, Inc., a Nevada corporation (“MOD”), audited financial statements of MOD and its subsidiaries on a consolidated basis, including a balance sheet, an income statement, and a cash flow statement.

(b)
Quarterly Financial Statements.  Within 45 days after the end of each fiscal quarter of MOD, quarterly unaudited financial statements of MOD and its subsidiaries on a consolidated basis, including a balance sheet, an income statement, and a cash flow statement.

(c)
Monthly Financial Statements.  Within 30 days after the end of each month, monthly financial statements of MOD and its subsidiaries on a consolidated basis, including a balance sheet, an income statement, a cash flow statement, and such other general operating reports as may be reasonably requested by BCS.

(d)	Federal Income Tax Returns. To BCS, copies of federal income tax returns of MOD and its subsidiaries within 30 days after the applicable tax reporting deadline as the same may be extended.

4. Conditions Precedent.  Notwithstanding any contrary provisions, the foregoing paragraphs in this Agreement are not effective unless and until:

(a) Borrower’s representations and warranties in this Agreement are true and correct;

(b) no event of default (other than the Existing Event of Default) shall have occurred and be continuing under the Notes or the Loan Documents and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an event of default thereunder;

(c) BCS has received counterparts of this Agreement executed by Borrower;

(d) BCS has received a fully executed version of the Stock Pledge Agreement, by and between Borrower as pledgor and BCS as pledgee, in the form attached hereto as Exhibit A (the “MOD Stock Pledge Agreement”);

(e) BCS has received original stock certificates evidencing Borrower’s ownership of the shares of MOD stock received by Borrower as a result of the consummation of the Transaction;

(f) BCS has received a fully executed version of the Stock Pledge Agreement, by and between MOD as pledgor and BCS as pledgee, in the form attached hereto as Exhibit B (the “Subsidiary Stock Pledge Agreement”);

(g) BCS has received original stock certificates evidencing MOD’s ownership of the shares of NSC and NSI stock, respectively, received by MOD as a result of the consummation of the Transaction;

(h) BCS has received a fully executed version of the Subsidiary Guaranty, by and among NSC and NSI as guarantors and BCS as beneficiary, in the form attached hereto as Exhibit C (the “Guaranty,” and together with the MOD Stock Pledge Agreement and Subsidiary Stock Pledge Agreement, the “Ancillary Agreements”); and

(i) all corporate proceedings taken by Borrower in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Borrower and its legal counsel.

5. Ratifications.  This Agreement modifies and supersedes all inconsistent terms and provisions of the Notes, the Loan Documents and each schedule and supplement thereto and, except as expressly modified and superseded by this Agreement, each such document is ratified and confirmed and continues in full force and effect.  Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms that all liens and security interests heretofore granted in favor of BCS were intended to, do, and continue to secure the full payment and performance of Borrower’s obligations under the Notes and the Loan Documents.  Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as BCS may reasonably request in order to perfect and protect such liens and preserve and protect the rights of BCS in respect of all present and future collateral.  Notwithstanding the foregoing, Borrower hereby authorizes BCS to file and record any Uniform Commercial Code financing statements, and any necessary modifications or amendments thereto, as reasonably necessary in order to perfect and protect such liens and all prior actions taken by BCS to file and record such financing statements are hereby ratified and authorized by Borrower in all respects.

6. Loan Documents.  Borrower and BCS agree that they shall not and shall not permit NSC, NSI or any other party to amend, modify, transfer or assign this Agreement, the Business Loan Agreement, the Notes or any of the other Loan Documents without the prior written consent of MOD.

7. Representations, Warranties and Covenants.

(a) Borrower hereby represents and warrants to BCS that (a) this Agreement has been duly executed and delivered by Borrower, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Agreement, (c) this Agreement is valid and binding upon Borrower and is enforceable against Borrower in accordance with its terms, except as limited by any applicable debtor relief laws, (d) the Ancillary Agreements are valid and binding upon NSC, NSI and MOD, to the extent each of the foregoing is a party, and are enforceable against the parties thereto in accordance with their respective terms, (e) the execution, delivery and performance by Borrower of this Agreement do not require the consent of any other person or entity and do not and will not constitute a violation of any laws, regulations, agreements or understandings to which Borrower is a party or by which Borrower is bound, (f) the execution, delivery and performance by NSC, NSI and MOD of the Ancillary Agreements to which each is a party do not require the consent of any other person or entity and do not and will not constitute a violation of any laws, regulations, agreements or understandings to which NSC, NSI or MOD is a party, (g) the representations and warranties contained in the Business Loan Agreement and any other Loan Document are true and correct in all material respects as of the date of this Agreement, (h) as of the date of this Agreement, no event of default (other than the Existing Event of Default) exists under the Notes or the Loan Documents and (i) Borrower has provided to BCS, prior to the date hereof, true, complete and correct copies of all agreements, contracts, certificates and other documents related to the Transaction.

(b) Borrower hereby covenants to BCS that during the term of this Agreement:

(i) Borrower shall pay all property taxes on its assets on or before the date on which such taxes are due;

(ii) Borrower shall maintain all insurance policies covering Borrower’s assets in effect as of the date of this Agreement, pay all premiums with respect to such insurance policies, and prepay for an additional twelve months of coverage under such insurance policies (after the insurance financing arrangement for the current year concludes);

(iii) no event of default (other than the Existing Event of Default) under the Notes or the Loan Documents shall occur; and

(iv) Borrower shall not pay any bonuses to any employee or other person or entity that is performing, or performed, services for Borrower, NSC, or either of their affiliates.

8. Release of all Claims.  BORROWER HEREBY UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES BCS AND ITS SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, CONTRACTORS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE “BENEFITED PARTIES”) FROM ALL CLAIMS (AS DEFINED BELOW) AND AGREES TO INDEMNIFY THE BENEFITED PARTIES, AND HOLD THEM HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES OF EVERY KIND OR CHARACTER IN CONNECTION WITH THE CLAIMS.  AS USED IN THIS AGREEMENT, THE TERM “CLAIMS” MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART, WHICH BORROWER, OR ANY OF ITS AGENTS, EMPLOYEES OR AFFILIATES MAY HAVE OR CLAIM AGAINST ANY OF THE BENEFITED PARTIES FOR OR BY REASON OF ANY ACT, CONDUCT OR OMISSION FROM ANY TIME PRIOR TO THE DATE OF THIS AGREEMENT TO THE DATE OF THIS AGREEMENT IN CONNECTION WITH THE NOTES OR ANY LOAN DOCUMENT IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE OF INTEREST CHARGEABLE UNDER APPLICABLE LAW AND INCLUDING ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES IN CONNECTION WITH THE NOTES OR ANY LOAN DOCUMENT PRIOR TO THE DATE OF THIS AGREEMENT, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, BREACH OF CONFIDENCE, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING ANY OBLIGATIONS OR WRONGFULLY ATTEMPTING TO FORECLOSE ON OR SET OFF ANY COLLATERAL.  BORROWER AGREES THAT NONE OF THE BENEFITED PARTIES HAVE FIDUCIARY OR SIMILAR OBLIGATIONS TO BORROWER OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF BORROWER AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR.  THIS RELEASE IS ACCEPTED BY BCS PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY BCS OR ANY OTHER BENEFITED PARTY.

BORROWER ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO RELEASE BCS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS BCS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF SUCH PARTY IN CONNECTION WITH THE NOTES OR ANY LOAN DOCUMENT PRIOR TO THE DATE OF THIS AGREEMENT.  BORROWER AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THIS AGREEMENT ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT BORROWER HAS FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

9. Acknowledgment of Understanding.  Borrower represents and states that it has carefully and completely read the terms of this Agreement, that it knows the contents hereof, that it has complete information and has had the opportunity to obtain complete information material to the contents and terms hereof, that the terms of this Agreement are fully understood, have been negotiated at arm’s length and are voluntarily accepted, and that Borrower has signed this Agreement each of its own free will, act and deed and upon advice of competent counsel.

10. Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

11. Parties Bound.  This Agreement binds and inures to the benefit of Borrower, MOD, BCS and their respective successors and permitted assigns.

12. Entirety.  THIS AGREEMENT, THE BUSINESS LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE SCHEDULES AND SUPPLEMENTS THERETO REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13. Limited Forbearance.  Borrower hereby acknowledge that the forbearance set forth herein is a limited, one time agreement to forbear and nothing contained herein shall obligate BCS to grant any additional or future forbearance or forbearance extensions or to amend any provision of this Agreement, the Notes, or any other Loan Document.

[Remainder of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, this Fifth Forbearance Agreement has been duly executed as of the date first written above.

NATURALSHRIMP HOLDINGS, INC.

By:

Name:

Title:

Address:                2068 N. Valley Mills Drive
Waco, Texas  76110

MULTIPLAYER ONLINE DRAGON, INC.

By:

Name:

Title:

Address:                9477 Greenback Lane, Suite 524A
Folsom, CA 95630

BAPTIST COMMUNITY SERVICES

By:

Name:

Title:

Address:                701 Park Place
Amarillo, Texas  79109